UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                   Current Report
                                    Pursuant to
                               Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  July 31, 1998



                          ALLMERICA FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)



        Delaware                     1-13754                 04-3263626
  (State or other jurisdic-   (Commission File Number) (I.R.S. Employer I.D.
  tion of Incorporation)                                        Number)






                  440 Lincoln Street, Worcester, Massachusetts 01653
                      (Address of Principal Executive Offices)
                                   (Zip Code)


                                  (508) 855-1000
                  (Registrant's Telephone Number including area code)



                                 Page 1 of 5 pages
                            Exhibit Index on page 4


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Item 5.  Other Events.

       On July 31, 1998, Allmerica Financial Corporation announced that third quarter results will be impacted by an estimated $6.8 million in pre-tax catastrophe losses as a result of electrical, rain and wind storms that struck the Detroit, Michigan metropolitan area on July 22, 1998. A copy of the press release is attached as Exhibit 99 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit 99 Press Release dated July 31, 1998, announcing Allmerica Financial Corporation expects $6.8 million charge in third quarter for July catastrophe losses.





























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                                  SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLMERICA FINANCIAL
                                                CORPORATION



                                                By:  /s/  Edward J. Parry  III
                                                     Edward J. Parry III
                                                     Vice President, Chief
                                                     Financial Officer, and
                                                     Treasurer


Date:  July 31, 1998












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Exhibit Index

Exhibit 99 Press Release dated July 31 1998, announcing Allmerica Financial Corporation expects $6.8 million charge in third quarter for July catastrophe losses.















<Page 4>





                                EXHIBIT 99

                 CITIZENS CORPORATION, ALLMERICA FINANCIAL
                       EXPECT THIRD QUARTER STORM CHARGES


WORCESTER, Mass., July 31, 1998 - Citizens Corporation (NYSE: CZC) announced today that it expects to incur approximately $6.8 million in pretax Catastrophe losses in the third quarter as a result of electrical, rain and wind storms that struck the metropolitan Detroit, Michigan and Northern Illinois areas on July 22. Allmerica Financial Corporation (NYSE: AFC), which owns 82 percent of Citizens, expects to incur $5.6 million in pretax catastrophe losses from the event.

This expected charge at Citizens compares to $9.1 million of catastrophe losses reported in the third quarter of 1997, during which Citizens also incurred unusually high storm-related losses.

Citizens Corporation is the holding company for Citizens Insurance Company of America, a leading underwriter of personal and commercial property and casualty insurance in the Midwest. Citizens is a subsidiary of Allmerica Financial Corporation (NYSE: AFC), the holding company for a diversified group of insurance and financial services companies based in Worcester, Mass.



                                   -30-



AF - 28
7/31/98


Contacts:   Investors:                          Media:
            Jean Peters                         Mike Buckley
            (508)855-3599                       (508)855-3099





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